Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,195,356.86
Previously Paid Amount	0.00
Total Fee Amount	717.48
Total Offset Amount	0.00
Net Fee	$ 717.48